Exhibit 10.4

Execution Version
AMENDMENT NO. 2 TO THE SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO THE second amended and restated CREDIT AGREEMENT, dated as of March 5, 2021 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”), and KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time prior to November 12, 2019, the “Original Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Lenders party thereto, Credit Suisse, AG, Cayman Islands Branch, as the Administrative Agent and Silicon Valley Bank, as the Collateral Agent and L/C Issuer;
WHEREAS, pursuant to that certain Resignation and Appointment of Administrative Agent, dated as of November 12, 2019, by and among Credit Suisse, AG, Cayman Islands Branch, as the resigning administrative agent, KeyBank National Association, as the successor administrative agent, the Borrowers, the Lenders party thereto and Silicon Valley Bank, as Collateral Agent and as the L/C Issuer, KeyBank National Association was appointed as Administrative Agent and accepted such appointment;
WHEREAS, pursuant to that certain Amendment No. 7 to the Credit Agreement, dated as of November 12, 2019 (“Amendment No. 7”), the Borrowers, CEE, the Lenders party thereto, the Collateral Agent and the Administrative Agent amended and restated the Original Credit Agreement in its entirety as set forth in Annex 1 to Amendment No. 7 (the Original Credit Agreement, as so amended and restated, and as further amended prior to October 5, 2020, the “Amended and Restated Credit Agreement”);
WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of October 5, 2020, the Borrowers, CEE, the Lenders party thereto, the Collateral Agent and the Administrative Agent amended and restated the Amended and Restated Credit Agreement in its entirety as set forth in Annex 1 to the Second Amended and Restated Credit Agreement (such Second Amended and Restated Credit Agreement, as amended pursuant to Amendment No. 1 thereto, dated as of January 25, 2021, among the the Loan Parties, the Lenders parties thereto, the Administrative Agent, the Collateral Agent and the L/C Issuer, the “Existing Credit Agreement”);
101621681.6

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms set forth in this Amendment;
WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, no amendment to the Existing Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and the Required Lenders (being at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders), and acknowledged by the Administrative Agent;
WHEREAS, the Lenders party to this Amendment have Total Credit Exposures constituting Required Lenders under the Existing Credit Agreement;
WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Existing Credit Agreement; and
WHEREAS, the Administrative Agent, by execution of this Amendment, is providing its acknowledgement required under Section 11.01 of the Existing Credit Agreement;
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
1.01Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Existing Credit Agreement.
1.02Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement shall apply to this Amendment. Solely for purposes of convenience, an amendment to an existing provision of the Credit Agreement is shown in this Amendment with the text that is deleted from the provision (indicated textually in the same manner as the following example: ~~deleted text~~) and the text that is added to the provision (indicated textually in the same manner as the following example: double-underlined text).
ARTICLE 2
AMENDMENTS
2.01Additional Definitions. The following new definitions are added to Section 1.01 of the Existing Credit Agreement (in proper alphanumeric order):
“Specified Vivint Entity” means each entity listed on Schedule 1.01(e) hereto, as such Schedule 1.01(f) may be amended from time to time by Sunrun with the consent of the Required Lenders.

“Specified Vivint Entity Transactions” means, with respect to any Specified Vivint Entities, the Vivint Financing(s) to which one or more of such Specified Vivint Entities are parties and that (i) is non-recourse to the Specified Vivint Entities (other than such recourse as is permitted pursuant to Section 7.02(i)) and (ii) as to which no Loan Party guaranties payment of debt service for such Vivint Financing.
2.02Amendment to Section 7.02(i). Section 7.02(i) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:
(i) any Loan Party’s limited guarantees, indemnification obligations, and obligations to make capital contributions to or repurchase assets of (x) the Excluded Subsidiaries that are not Vivint Entities (including Equity Interests of such Excluded Subsidiaries) as required under the documents evidencing the Tax Equity Commitments, Cash Equity Commitments, Backlever Financings or System Refinancings, or SREC Transactions, as the case may be, (y) the Specified Vivint Entities as required under the documents evidencing the related Specified Vivint Entity Transactions or (z) Vivint Solar, Vivint Solar Developer, LLC or Vivint Solar Provider, LLC, but only to the extent relating to obligations of such Vivint Entity with respect to a Specified Vivint Entity involved in, and only as required by the documents evidencing, the related Specified Vivint Entity Transactions, so long as, in each case, (i) such limited guarantees, indemnification and capital contribution obligations are not made in respect of obligations to repay debt for or pay debt service with respect to borrowed money and, (ii) if any Loan Party is required to make a payment or contribution in connection with such obligations, after giving effect to such payment or contribution on a Pro Forma Basis, ~~(x)~~(A) the Loan Parties shall be in compliance with each of the financial covenants set forth in Section 7.11 and ~~(y)~~(B) no Borrowing Base Deficiency shall exist;
2.03Addition of Schedule. The Existing Credit Agreement is hereby amended by adding Schedule 1.01(f) hereto as a new Schedule 1.01(e) to the Existing Credit Agreement, as the same may be amended from time to time by Sunrun with the consent of the Required Lenders.
2.04Ratification. Except as amended by this Amendment, the Existing Credit Agreement and the other Loan Documents remain in full force and effect.

2.05Amended Terms. On and after the Amendment Effective Date, all references to the “Credit Agreement” in each of the Loan Documents shall mean the Existing Credit Agreement as amended by this Amendment. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or an Arranger under the Existing Credit Agreement or any other Loan Document. Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations (including the Obligations) of the Loan Parties outstanding under the Existing Credit Agreement or instruments securing or evidencing any of the Obligations, which shall continue and remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Existing Credit Agreement or any other Loan Document.
2.06Loan Document. This Amendment shall constitute a Loan Document under the terms of the Existing Credit Agreement.
2.07Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, as amended by this Amendment, the Security Agreement and the other Loan Documents to which it is a party, and (b) agrees that all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Lenders.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof and on the Amendment Effective Date (as hereinafter defined), that the following statements are true and correct:
3.01Existence. Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.
3.02Power and Authority. Such Loan Party has the requisite power and authority to execute and deliver this Amendment.
3.03Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party. The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.
3.04Binding Obligation. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Existing Credit Agreement, as amended by this

Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Existing Credit Agreement, as amended by this Amendment, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
3.05No Default or Event of Default. As of the date hereof, no event has occurred and is continuing, or would result from the consummation of the amendments contemplated by this Amendment, that constitutes or would constitute a Default or an Event of Default.
3.06Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in the Existing Credit Agreement or any other Loan Document, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the date hereof (or if such representations and warranties expressly relate to an earlier date, as of such earlier date), and the representations and warranties contained in Sections 5.05(a) and (b) of the Existing Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement, respectively.
3.07No Borrowing Base Deficiency or NYGB Borrowing Base Deficiency. No Borrowing Base Deficiency or NYGB Borrowing Base Deficiency exists as of the date hereof.
3.08Material Adverse Effect. No Material Adverse Effect has occurred or is continuing since the date of the last audited financial statements furnished pursuant to Section 6.01(a) of the Existing Credit Agreement.
ARTICLE 4
CONDITIONS PRECEDENT
4.01Conditions Precedent to Effectiveness. This Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Required Lenders:
(a)The Administrative Agent shall have received copies of this Amendment executed by the Loan Parties, the Required Lenders, and the Administrative Agent.
(b)The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including fees and out-of-pocket expenses of the counsel and other advisors or consultants retained by the Administrative Agent).
ARTICLE 5
GENERAL PROVISIONS

5.01Notices. All notices and other communications given or made pursuant hereto shall be made as provided in the Existing Credit Agreement.
5.02Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
5.03Headings. Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
5.04Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.
5.05Counterparts. This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below. Each party to this Amendment represents and warrants to each of the other parties to this Amendment that it has the corporate or limited liability company capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
5.06Costs and Expenses; Indemnification; Reimbursement. The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Existing Credit Agreement.
5.07Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Existing Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation
By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

AEE SOLAR, INC., a California corporation
By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN SOUTH LLC, a Delaware limited liability company
By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation
By: /s/ Jeanna Steele
Name: Jeanna Steele
Title: Secretary

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company
By: /s/ Lynn Jurich
Name: Lynn Jurich
Title: President
[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By: /s/ Richard Gerling
Name: Richard Gerling
Title: Senior Vice President

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

SILICON VALLEY BANK, as a Lender
By: /s/ Mona Maitra
Name: Mona Maitra
Title: Managing Director

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:/s/ Marisa Moss
Name: Marisa B. Moss
Title: Vice President

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender
By: /s/ Mark W. Condon
Name: Mark W. Condon
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory
By:/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

NY GREEN BANK, a division of the New York State Energy Research & Development Authority, as a Lender
By: /s/ Andrew Kessler
Name: Andrew Kessler
Title: Acting President

[Signature Page to Amendment No. 2 to the Second Amended and Restated Credit Agreement]

SCHEDULE 1.01(e)

Specified Vivint Entities

With respect to the Sunrun 2021-1 Specified Vivint Entity Transaction:
Vivint Solar Financing VIII Parent, LLC
Sunrun Vulcan Depositor 2021-1, LLC
Sunrun Vulcan Issuer 2021-1, LLC
Vivint Solar Fund 26 Manager, LLC
Vivint Solar Fund 27 Manager, LLC
Vivint Solar Owner VIII Manager, LLC
Vivint Solar Fund 26 Project Company, LLC
Vivint Solar Fund 27 Project Company, LLC
Vivint Solar Owner VIII, LLC